                                FOURTH AMENDMENT
                               TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT ("Fourth Amendment") dated as of February 26, 1998, by and among EASY GARDENER, INC. (f.k.a. Easy Gardener Acquisition Corp.), a Delaware corporation, (the "Borrower") U.S. HOME & GARDEN INC., a Delaware corporation, ("Guarantor"), THE PROVIDENT BANK, an Ohio banking corporation, ("Agent") and LASALLE NATIONAL BANK, ANTARES LEVERAGED CAPITAL CORP. and THE PROVIDENT BANK ("Lenders").

                              PRELIMINARY STATEMENT

         WHEREAS, Borrower, Agent and Lenders have entered into a Credit Agreement dated as of August 9, 1996, as amended by a First Amendment to Credit Agreement dated as of April 3, 1997, by a Second Amendment dated as of May 9, 1997, and by a Third Amendment dated as of June 30, 1997 (the "Credit Agreement") whereby Lenders agreed on August 9, 1996 to make Term Loans to Borrower in an amount up to $25,250,000.00. Prior to the Fourth Amendment Closing Date (as defined below), the amount outstanding thereunder had been reduced to $20,270,000.00. The Lenders have agreed in connection with this Fourth Amendment and in connection with the closings of the Weed Wizard Acquisition and the Land Master Acquisition (each as defined below) to make additional Term Loan amounts available to Borrower up to an aggregate of $10,000,000.00 ("Fourth Amendment Advance") on the Fourth Amendment Closing Date subject to the terms and conditions hereof; and

         WHEREAS, Borrower has changed its name from Easy Gardener Acquisition Corp. to Easy Gardener, Inc. on July 3, 1997; and

         WHEREAS, Borrower has requested Agent and Lenders to provide additional loans to fund the purchase by Borrower of the assets of Landmaster Products, Inc. and Weed Wizard, Inc. and to provide general working capital; and

         WHEREAS, Borrower, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof;

         NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

         1. Capitalized Terms. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Fourth Amendment.

         2. Name Change. All references to "Easy Gardener Acquisition Corp." in the Credit

Agreement and in the Schedules and Exhibits thereto are hereby amended to read "Easy Gardener, Inc.".

         3. Definitions; Exhibits; and Schedules;

                  a) The definition of "Applicable Margin" contained in Section
1.2 of the Credit Agreement is hereby amended to delete the words "(but not the Term Loan II)" contained in the proviso of such definition.

                  b) The following definitions contained in Section 1.2 of the Credit Agreement are hereby amended in their entirety to read as follows:

                  "Interest Expense" means, for any period, and with respect to Borrower and its Subsidiaries on a consolidated basis, interest expense of such Persons determined in accordance with GAAP, including interest paid or expensed during such period, plus interest required or permitted to be capitalized in accordance with GAAP, excluding the amortization of all fees and closing costs payable in connection with the incurrence of the Indebtedness under this Agreement.

                  "Loans" means the Revolving Credit Loans and the Term Loan.

                  "Pledge Agreement" means a pledge agreement substantially in the form of Exhibit I hereto pledging (a) all of the issued and outstanding capital stock of Borrower, of whatever class or description, made by Guarantor to the Agent for the benefit of Lenders as additional collateral security for the payment of Guarantor's obligations under the Guaranty Agreement; and (b) all of the capital stock of each direct or indirect Subsidiary of Borrower or Guarantor now owned or hereafter formed or acquired, of whatever class or description, made by the holder of such stock to the Agent for the benefit of the Lender as additional collateral security for the Loans or the Subsidiary Guaranty of such Subsidiary, as the case may be; in each case, with such changes in the text of the Pledge Agreement to reflect the obligations secured thereby.

                  "Revolving Credit Commitment" means Eight Million and 00/100 Dollars ($8,000,000.00) during the months of June through October and Twenty Million and 00/100 Dollars ($20,000,000.00) during the months of November through May of each year.

                  "Term Loan" has the meanings set forth in Section 2.4.

                  "Term Notes" has the meanings set forth in Section 2.5.

                  c) Section 1.2 of the Credit Agreement is hereby amended to add the following definitions to read in their entirety as follows:

                  "Fourth Amendment Closing Date" means February 26, 1998.

                  "Landmaster" means Landmaster Products, Inc.

                  "Landmaster Acquisition" means the acquisition by Borrower of substantially all of the assets of Landmaster pursuant to the terms of the Landmaster Acquisition Agreement.

                  "Landmaster Acquisition Agreement" means the Assets Purchase Agreement dated within ninety (90) days of the Fourth Amendment Closing Date, among Borrower, Guarantor, Landmaster and the various shareholders thereto.

                  "Weed Wizard" means Weed Wizard, Inc., a Georgia corporation.

                  "Weed Wizard Acquisition" means the acquisition by Weed Wizard Acquisition Corp. of substantially all of the assets of Weed Wizard pursuant to the terms of the Weed Wizard Acquisition Agreement.

                  "Weed Wizard Acquisition Agreement" means the Assets Purchase Agreement dated as of February 26, 1998, among Weed Wizard Acquisition Corp., Guarantor, Weed Wizard, Paul Butler, Don Bryan, Mabel Bryan, Norman Adams, and James Anderson.

                  "Weed Wizard Acquisition Corp." means Weed Wizard Acquisition Corp., a Delaware corporation.

                  d) The following definitions contained in Section 1.2 of the Credit Agreement are deleted in their entirety:

                  "Term Loan I" and "Term Loan II" have the respective meanings set forth in Section 2.4.

                  "Term Notes I" and " Term Notes II" have the respective meanings set forth in Section 2.4.

                  e) Schedule 1 of the Credit Agreement is hereby amended in its entirety to read as listed on Schedule 1 to this Fourth Amendment.

                  f) The Credit Agreement is hereby amended to add a new
Schedule 4.17 to read in its entirety as Schedule 4.17 to this Fourth Amendment.

                  g) Exhibit B of the Credit Agreement is hereby amended in its entirety by Exhibit B attached to this Fourth Amendment.

                  h) Exhibit C of the Credit Agreement is hereby amended in its entirety by Exhibit C attached to this Fourth Amendment.

                  i) Exhibit D of the Credit Agreement is hereby amended in its entirety by Exhibit D attached to this Fourth Amendment.

                  j) Exhibit E of the Credit Agreement is hereby deleted as an Exhibit to the Credit Agreement.

         4. General. All references to "Term Loans" in the Credit Agreement are hereby amended to read "Term Loan". All references to "Term Loan I" in the Credit Agreement are hereby amended to read "the Term Loan".

         5. Term Loan Commitments. (a) Section 2.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 2.4 Term Loan Commitments. Each Lender, severally and not jointly, subject to the terms and conditions of this Agreement, hereby agrees to make loans to Borrower in an amount equal to its Participation Percentage of the term loans of Thirty Million Two Hundred Seventy Thousand and 00/100 Dollars ($30,270,000.00) ("Term Loan")."

         6. Term Promissory Notes. Section 2.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 2.5 Term Promissory Notes. The absolute and unconditional obligation of the Borrower to repay the principal of the Term Loan and the interest thereon shall be evidenced by promissory notes executed by the Borrower to each Lender in substantially the form of Exhibit D attached to this Agreement ("Term Notes"). In the event of an assignment under Section 10.17(a), Borrower shall issue new notes to reflect the new Credit Commitments of the assigning Lender and the assignee thereof. The Term Notes shall include the following terms:

                  "(a) Terms. Each Term Note shall be dated as of the Fourth Amendment Closing Date and shall mature and be due and payable in full on June 30, 2002.

                  "(b) Interest Rate. Each Term Note shall bear interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the daily outstanding principal balance thereunder at a rate per annum calculated in accordance with Section 2.6 hereof.

                  "(c) Interest Payment Dates. Interest on the Term Notes shall be payable in accordance with Section 2.6(g), and on the date the Term Loan is due (whether by maturity, acceleration or otherwise).

                  "(d) Principal Payments on Term Loan. Quarterly installments of principal on the Term Loan shall be payable commencing on March 31, 1998 and on each Principal Payment Date thereafter in accordance with the following schedule and such payment shall be distributed ratably among the Lenders in accordance with their respective Credit Commitments:


===============================================================================

      Payment Date                                       Principal Payment
--------------------------------------------------------------------------------
March 31, 1998                                                1,000,000
-------------------------------------------------------------------------------

June 30, 1998                                                 1,600,000
-------------------------------------------------------------------------------

September 30, 1998                                              200,000
-------------------------------------------------------------------------------

December 31, 1998                                               200,000
-------------------------------------------------------------------------------

March 31, 1999                                                1,500,000
-------------------------------------------------------------------------------

June 30, 1999                                                 2,100,000
-------------------------------------------------------------------------------

September 30, 1999                                              900,000
-------------------------------------------------------------------------------

December 31, 1999                                               900,000
-------------------------------------------------------------------------------

March 31, 2000                                                2,000,000
-------------------------------------------------------------------------------

June 30, 2000                                                 2,600,000
-------------------------------------------------------------------------------

===============================================================================

      Payment Date                                       Principal Payment
--------------------------------------------------------------------------------
September 30, 2000                                            1,000,000
-------------------------------------------------------------------------------

December 31, 2000                                             1,000,000
-------------------------------------------------------------------------------

March 31, 2001                                                2,500,000
-------------------------------------------------------------------------------

June 30, 2001                                                 3,100,000
-------------------------------------------------------------------------------

September 30, 2001                                            1,000,000
-------------------------------------------------------------------------------

December 31, 2001                                             1,000,000
-------------------------------------------------------------------------------

March 31, 2002                                                2,500,000
-------------------------------------------------------------------------------

June 30, 2002                                                 5,170,000
-------------------------------------------------------------------------------

         7. Interest Payable on the Loans.

                  a) Section 2.6(a) of the Credit Agreement is hereby amended to delete the second sentence thereof in its entirety, which prior to the Fourth Amendment reads as follows:

          "The Term Loans II shall bear interest on the outstanding principal amount thereof at an annual rate equal to the Prime Rate plus six percent (6%)."

                  b) Section 2.6(c) of the Credit Agreement is hereby amended to delete the parenthetical clause in the first sentence thereof which reads "(but no part of the Term Loan II)".

         8. Prepayments of Principal. Section 2.9(b) of the Credit Agreement is hereby amended to delete the last sentence thereof in its entirety, which prior to the Fourth Amendment reads as follows:

          "Borrower shall have no right to prepay Term Loan II, unless Borrower shall have prepaid in full Term Loan I and terminated the Revolving Credit Commitment, in which event Term Loan II shall be prepaid in full and without premium or penalty applicable to Term Loan II."

         9. Prepayments of Principal; Use of Proceeds. All references to "the Weatherly Acquisition" in Sections 2.9(d) and 2.13 of the Credit Agreement are hereby amended to read "the Landmaster Acquisition or the Weed Wizard Acquisition".

         10. Application of Funds.

                  a) Section 2.11(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(d) Fourth, to the payment of principal then due on the Term Loan Notes;"

                  b) Section 2.11(f) of the Credit Agreement is hereby deleted in its entirety.

                  c) Section 2.11(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(f) Sixth, if no Default or Event of Default exists or if all Obligations have been paid or satisfied in full, the surplus remaining (if any) to the Borrower as provided in Section 2.7(b)."

         11. Capitalization. Section 4.17 of the Credit Agreement is hereby amended in its entirety to read as follow:

           "Section 4.17 Capitalization. Borrower has no Subsidiaries except as set forth on Schedule 4.17. The Guarantor owns One Hundred Percent (100%) of the capital stock of Borrower."

         12. Undisclosed Liabilities; Transactions with Affiliates; Limitation on Guarantee Obligations; Limitation on Fundamental Changes. All references to "the Weatherly Acquisition Agreement" in Sections 4.26(e), 6.2(a)(ii)(B), 6.2(b)(iii), 6.13(e) and 6.14 of the Credit Agreement are hereby amended to read "the Weatherly Acquisition Agreement, the Landmaster Acquisition Agreement or the Weed Wizard Acquisition Agreement".

         13. Limitations on Restricted Payments. The reference in Section 6.1(a) of the Credit Agreement to "One Hundred Twenty-Five Thousand and 00/100 Dollars ($125,000)" is hereby amended to read "Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00)"

         14. Interest Coverage Ratio. Section 6.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

           "Section 6.5 Interest Coverage Ratio. On each Computation Date set forth below, the Borrower shall not permit, for the relevant Reference Period the Interest Coverage Ratio to be less than the minimum ratio specified below:

                                                          MINIMUM INTEREST
         COMPUTATION DATE                                  COVERAGE RATIO
         ----------------                                  --------------

         December 31, 1996                                     1.00
         March 31, 1997                                        2.80
         June 30, 1997                                         3.60
         September 30, 1997                                    3.80
         December 31, 1997                                     4.00
         March 31, 1998                                        3.75
         June 30, 1998                                         3.75
         September 30, 1998                                    3.75
         December 31, 1998                                     3.75
         March 31, 1999                                        4.25
         June 30, 1999                                         4.25
         Each Computation Date from September 30, 1999
                  through June 30, 2002                        5.00"

         15. Maintenance of Net Worth. The reference in Section 6.6 of the Credit Agreement to "24,000,000.00" is hereby amended to read "33,000,000.00."

         16. Debt Service Coverage Ratio. Section 6.7 of the Credit Agreement is hereby amended in its entirety to read as follows:

           "Section 6.7 Debt Service Coverage Ratio. On each Computation Date set forth below, the Borrower shall not permit, for the relevant Reference Period its Debt Service Coverage Ratio to be less than the minimum ratio specified below:

         COMPUTATION DATE                                             RATIO
         ----------------                                             -----

         December 31, 1996                                               --
         March 31, 1997                                                1.04
         June 30, 1997                                                 1.25
         September 30, 1997                                            1.35
         December 31, 1997                                             1.45
         March 31, 1998                                                1.50
         June 30, 1998 through June 30, 2002                           1.60"

         17. EBITDA. Section 6.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

           "Section 6.8 EBITDA. Borrower shall not permit EBITDA for the Reference Period ending on each Computation Date set forth below to be less than the dollar amount set forth below opposite such date.

         COMPUTATION DATE                                           AMOUNT
         ----------------                                           ------

         December 31, 1996                                         $1,400,000
         March 31, 1997                                             6,700,000
         June 30, 1997                                             11,500,000
         September 30, 1997                                        12,000,000
         December 31, 1997                                         12,000,000
         March 31, 1998                                            13,000,000
         June 30, 1998                                             14,000,000
         September 30, 1998                                        14,000,000
         December 31, 1998                                         14,000,000
         March 31, 1999                                            15,500,000
         June 30, 1999                                             17,000,000
         September 30, 1999                                        17,000,000
         December 31, 1999                                         17,000,000
         March 31, 2000                                            17,000,000
         Each Computation Date from June 30, 2000
            through June 30, 2002                                  18,500,000"


         18. Fixed Charge Coverage. Section 6.9 of the Credit Agreement is hereby amended in its entirety to read as follows:

           "Section 6.9 Fixed Charge Coverage.Borrower shall not permit its Fixed Charge Coverage Ratio for the Reference Period ending on the dates set forth below to be less than the amount set forth opposite such date.

         COMPUTATION DATE                                                RATIO
         ----------------                                                -----

         December 31, 1996                                               0.40
         March 31, 1997                                                  0.90
         June 30, 1997                                                   1.00
         September 30, 1997                                              1.03
         Each Computation Date from December 31, 1997
            through June 30, 2002                                        1.05"

         19. Limitations on Capital Expenditures. The reference in Section 6.11 of the Credit Agreement to "Seven Hundred Thousand and 00/100 Dollars ($700,000.00)" is hereby amended to read "One Million and 00/100 Dollars ($1,000,000.00) in the fiscal year ending June 30, 1998 and One Million Two Hundred Thousand and 00/100 Dollars ($1,200,000.00) in each fiscal year thereafter."

         20. Limitation on Investments, Loans and Advances. Section 6.16(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(d) investments by Borrower and/or Guarantor, directly and/or indirectly, in Landmaster or Weed Wizard and/or any of Landmaster's or Weed Wizard's Subsidiaries and the making by Borrower and/or Guarantor, directly or indirectly, to Borrower and/or any of Borrower's Subsidiaries of loans, advances, extensions of credit (including pursuant to Finance Lease and/or operating lease transactions with Borrower and/or any of Borrower's Subsidiaries) and capital contributions to finance or fund the working capital requirements and other corporate purposes of Borrower and/or any of its Subsidiaries; and"

         21. Reaffirmation of Covenants, Warranties and Representations. Borrower hereby agrees and covenants that all representations and warranties in the Credit Agreement, including without limitation all of those warranties and representations set forth in Article 4 are true and accurate as of the date hereof. Borrower further reaffirms all covenants in the Credit Agreement, and reaffirms each of the affirmative covenants set forth in Article 5 and negative covenants set forth in Article 6 thereof, as if fully set forth herein, except to the extent modified by this Fourth Amendment.

         22. Conditions Precedent to Closing of Fourth Amendment. On or prior to the Fourth Amendment Closing Date, each of the following conditions precedent shall have been satisfied:

                  a) Certified Copies of Charter Documents. Agent shall have received from the Borrower and Guarantor copies, certified by a duly authorized officer of the Borrower and Guarantor to be true and complete on and as of the Closing Date, of each of the charter or other organization documents and by-laws of the Borrower, Weed Wizard Acquisition Corp. and Guarantor each as in effect on such date of certification (together with any amendments thereto);

                  b) Documents. Each of the documents to be executed and delivered at the Fourth Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrower and shall be in full force and effect on and as of the Fourth Amendment Closing Date.

                  c) Corporate Structure. The ownership, capital, corporate, tax, organizational and legal structure (including articles of incorporation and bylaws, shareholder agreements and management) of Guarantor and Borrower shall be reasonably satisfactory to Agent.

                  d) Legality of Transactions. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful for Agent and each Lender to perform any of its agreements or obligations under any of the Loan Documents, or for Borrower to perform any of its agreements or obligations under any of the Loan Documents.

                  e) Changes; None Adverse. Since the date of the most recent balance sheets of Borrower delivered to Agent, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrower which, individually or in the aggregate, are material to Borrower, and Agent shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

                  f) Asset Purchase Agreements. Lenders shall have received a copy of the Weed Wizard Acquisition Agreement executed by the parties thereto.

                  g) Weed Wizard Acquisition. Guarantor shall be prepared to close the Weed Wizard Acquisition, and in connection therewith Guarantor shall have received or have binding commitments to receive, contingent only upon the making of up to Seven Million Five Hundred Thousand Dollars ($7,500,000) of the Fourth Amendment Advance, an additional Ten Million Dollars ($10,000,000) in equity for Borrower funded to Borrower's account with The Provident Bank, on terms and conditions reasonably satisfactory to Agent, Borrower shall cause Weed Wizard Acquisition Corp. to enter into a Subsidiary Guaranty substantially in the form of Exhibit O to the Credit Agreement.

                  h) Land Master Acquisition. Borrower shall make all reasonable efforts to close the Land Master Acquisition and Lender shall receive a copy of the Landmaster Acquisition Agreement if executed. If Borrower shall fail to close the Land Master Acquisition within ninety (90) days of the Fourth Amendment Closing Date Lender shall not be obligated to fund the undisbursed portion of the Fourth Amendment Advance and the final payment on the Term Loan shall be reduced by an amount equal to the unfunded amount of the Fourth Amendment Advance.

                  i) Additional Security for Loans. As additional collateral security for such of the Obligations as are described in the Credit Agreement, the following documents constituting part of the Security Documents thereunder shall be delivered to the Agent on behalf of the Lenders:

                  (i) a Pledge Agreement in substantially the form of Exhibit I to the Credit Agreement executed by Borrower with respect to the stock of Weed Wizard Acquisition Corp. with appropriate changes in text thereof to reflect that such Pledge Agreement secures the direct obligations of Borrower or a Subsidiary Guarantee, as the case may be;

                  (ii) a Subsidiary Guaranty from Weed Wizard Acquisition Corp. in substantially the form of Exhibit O to the Credit Agreement; and

                  (iii) a Subsidiary Security Agreement from Weed Wizard Acquisition Corp. in substantially the form of Exhibit P to the Credit Agreement.

                  j) Perfection of Security Interests. Agent shall have received all Uniform Commercial Code Financing Statements required or, in Agent's opinion, advisable to be filed in order to create, in favor of the Agent for the benefit of Lenders, a perfected Lien on the Collateral with respect to which a Lien can be perfected by means of filing Uniform Commercial Code Financing Statements (or for the filing of an application for certificate of title); said Financing Statements shall have been properly filed in each office in each jurisdiction in which such filings are required or, in the opinion of Agent, advisable; Agent shall have received confirmation from its local counsel or local counsel to Borrower that all such filings and recordations have been made, and that all necessary filing, subscription and inscription fees and all recording and other similar fees, and all taxes and other expenses related to such filings and recordings have been paid or provided for in full by or on behalf of Borrower;

                  k) Priority. Agent shall have received evidence reasonably satisfactory to Lenders that Agent's Liens for the benefit of Lenders are first and prior, and there are no other superior, equal, or inferior Liens except the Permitted Liens;

                  l) Audit. Agent shall have completed its audit of the business operations, facilities and books and records of Borrower, Guarantor and Weed Wizard Acquisition Corp., including but not limited to, review of all material agreements, contracts and commitments of Borrower, Guarantor and Weed Wizard Acquisition Corp., including, but not limited to, the

Landmaster Acquisition Agreement and the Weed Wizard Acquisition Agreement; all insurance policies and programs of Borrower, Guarantor and Weed Wizard Acquisition Corp.; the pension and employee benefit plans of Borrower, Guarantor and Weed Wizard Acquisition Corp.; all tax returns, filings and audit information relating to Borrower, Guarantor and Weed Wizard Acquisition Corp.; accounts receivable and inventory; and information regarding any pending or threatened litigation, claims or actions against Borrower, Guarantor and Weed Wizard Acquisition Corp., which audit shall be reasonably satisfactory to Agent;

                  m) Financial Statements and Projections. Agent shall have received the audited statements of the Borrower for 1996 and 1997, unaudited statements for the period from January 1, 1997 to the end of the most recent month completed prior to the Fourth Amendment Closing Date, projections of the Borrower's operations for the entire term of the Loans, and such other financial information regarding Borrower's operations as Agent may reasonably require;

                  n) Other Information. Agent shall have received such other information concerning the Borrower, the Landmaster Acquisition, the Weed Wizard Acquisition and the transactions contemplated hereby as Agent may reasonably require.

                  o) Closing Fee. Borrower shall have paid to Agent, for the Pro Rate benefit of each Lender, a closing fee in the amount of One Hundred Thousand Dollars ($100,000).

         23. Miscellaneous. Borrower shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Fourth Amendment and the handling of any other matters incidental hereto.

                  a) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Agreement conflicts with a term, condition or provision of this Fourth Amendment, the latter shall govern.

                  b) This Fourth Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

                  c) This Fourth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

                  d) This Fourth Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.


      [Remainder of page intentionally left blank. Signature page follows.]

         IN WITNESS WHEREOF, this Fourth Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.

EASY GARDENER, INC,  Borrower           THE PROVIDENT BANK, Lender

By: /s/ Richard J. Raleigh              By: /s/ Nick Jevic
---------------------------------       ---------------------------------
Name:   Richard J. Raleigh              Name:   Nick Jevic
Title:  VP                              Title:  VP


U.S. HOME & GARDEN INC., Guarantor      LASALLE NATIONAL BANK, Lender


By: /s/ Richard J. Raleigh              By: /s/ Stefano Robertson
---------------------------------       ---------------------------------
Name:   Richard J. Raleigh              Name:   Stefano Robertson
Title:  COO                             Title:  VP


THE PROVIDENT BANK, Agent               ANTARES LEVERAGED CAPITAL CORP., Lender

                                        By: /s/ Eric Hansen
By: /s/ Nick Jevic                      ---------------------------------
---------------------------------       Name:   Eric Hansen
Name:   Nick Jevic                      Title:  VP
Title:  VP

                         SCHEDULE I TO FOURTH AMENDMENT


         Lender                          Credit Commitment
         ------                          -----------------


The Provident Bank                       Revolving Credit Commitment:
Percentage:  37.254902%                    During months of November
                                           through May:
                                           $7,450,980.40

                                           During months of June through
                                           October:
                                           $2,980,392.16

                                         Term Loan Commitment:
                                           $11,277,058.84

LaSalle National Bank                    Revolving Credit Commitment:
Percentage:  29.411765%                    During months of November
                                           through May:
                                           $5,882,353.00

                                           During months of June through
                                           October:
                                           $2,352,941.20

                                         Term Loan Commitment:
                                           $8,902,941.27

Antares Leveraged Capital Corp.          Revolving Credit Commitment:
Percentage:  33.333333%                    During months of November
                                           through May:
                                           $6,666,666.60

                                           During months of June through
                                           October:
                                           $2,666,666.64

                                         Term Loan Commitment:
                                           $10,089,999.90